U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 13, 2003


                      HEADWAY CORPORATE RESOURCES, INC.
                      ---------------------------------
            (Exact name of registrant as specified in its charter)

                                     1-16025
                              (Commission File No.)

                Delaware                               75-2134871
                --------                               ----------
    (State or other jurisdiction of        (IRS Employer Identification No.)
     incorporation or organization)


                 317 Madison Avenue, New York, New York 10017
                 --------------------------------------------
                   (Address of principal executive offices)


                                 (212) 672-6501
                         (Registrant's telephone number)

                                 Not Applicable
                 (Former address, if changed since last report)

                 Item 2. Acquisition or Disposition of Assets

     On March 13, 2003, Headway Corporate Resources, Inc., completed the sale of

     (1) 12,000 ordinary shares of Tyzack Holdings Limited, a corporation organized under the laws of England and Wales ("Tyzack");

     (2) 10,000 common shares of The Whitney Group (Asia) Limited (HK), a corporation organized under the laws of Hong Kong ("Whitney Asia");

     (3) All of membership interests of Whitney Partners LLC, a Delaware limited liability company ("Whitney LLC"); and

     (4) 2,500 shares of common stock, $1.00 par value per share (or such membership interests into which such shares are exchanged) of Carlyle Group Ltd., an Illinois corporation (or such corporation's successor, "Carlyle").

Tyzack, Whitney Asia, Whitney LLC, and Carlyle are collectively referred to herein as the "Companies" or the "Executive Search Segment."

     The interests in the Companies sold represent all of Headway's interest in the Companies, and were sold to Whitney Group, LLC, a New York limited liability company (the Whitney Group"). Gary S. Goldstein, who had resigned his positions as an officer and director of Headway and its subsidiaries, is an officer and principal owner of membership interest in the Whitney Group.

     In consideration for the sale, the Whitney Group issued to Headway a 15 percent membership interest in the Whitney Group (subject to adjustment in certain circumstances) and a promissory note in the principal amount of $2,000,000 bearing interest at the Prime Lending Rate as in effect from time to time, plus two percent per annum, which is secured by all of the interests in the Companies sold in the transaction. Interest is payable quarterly and the full principal amount of the note is payable in January 2005. Further, the Whitney Group is obligated to pay to Headway as additional consideration an earnout equal to five percent of gross revenues of the Companies, as defined, during a five-year period commencing January 1, 2003. The Whitney Group may, at its election, prepay and terminate the promissory note and earnout obligation through a lump sum payment of $5,000,000 less the actual amount of principal previously paid on the promissory note and earnout payments. The Whitney Group is obligated to prepay the promissory note and earnout obligation on the foregoing terms if one or more specified events occur prior to January 1, 2006, that constitute a change in control or ownership of the Whitney Group. For purposes of the proforma financial statements herein, Headway is estimating the fair market value of the promissory note at $1,400,000 and the 15% equity interest at $45,000.

     The sale of the Companies represents a disposition of the Executive Search Segment of Headway's business, which Headway effected so that it could focus on its core staffing business.

Item 7.  Financial Statements and Exhibits

              Headway Corporate Resources, Inc. and Subsidiaries
                Proforma Unaudited Consolidated Balance Sheet
                               September 30, 2002
                             (Dollars in Thousands)

                                                        As     Adjustments
                                                     Reported      (1)      Proforma
                                                     --------------------------------
Assets
Current assets:
Cash and cash equivalents                            $  7,937  $    (300)   $ 7,637
Accounts receivable, trade, net                        32,563     (3,000)    29,563
Prepaid expenses and other current assets               2,555     (1,023)     1,532
Deferred financing costs, current                       1,389          -      1,389
Prepaid and refundable income taxes                     4,817       (572)     4,245
                                                     --------------------------------
Total current assets                                   49,261     (4,895)    44,366

Property and equipment, net                             5,040       (907)     4,133

Goodwill                                               42,440     (2,947)    39,493
Deferred financing costs                                  437          -        437
Note Receivable                                                    1,400      1,400
Investment in Whitney                                                 45         45
Other assets                                            1,947     (1,028)       919
                                                     --------------------------------
Total assets                                         $ 99,125  $  (8,332)   $90,793
                                                     ================================
Liabilities and stockholders' (deficit)

Current liabilities:
Loans payable in default                             $ 82,000  $       -    $82,000
Accounts payable                                        1,372       (248)     1,124
Accrued expenses                                        7,453       (386)     7,067
Accrued payroll                                        10,234     (1,742)     8,492
Capital lease obligations, current portion                162         (3)       159
Earnouts payable                                          245          -        245
                                                     --------------------------------
Total current liabilities                             101,466     (2,379)    99,087

Capital lease obligations, less current portion            19          -         19
Deferred rent                                             957       (789)       168
Deferred income taxes                                     307          -        307

Commitments and contingencies
Preferred stock---$.0001 par value, 5,000,000
   shares authorized: Series G, convertible
   preferred stock--$.0001 par value, 1,000 shares
   authorized and outstanding (aggregate
   liquidation value $22,717), currently redeemable
   by its terms                                        22,717          -     22,717

Stockholders' deficit
Common stock---$.0001 par value, 20,000,000 shares
   authorized, 13,914,627 and 10,914,627 shares
   issued and outstanding at September 30, 2002 and
   December 31, 2001, respectively                          1          -          1
Additional paid-in capital                             18,920          -     18,920
Notes receivable                                          (71)         -        (71)
Deferred compensation                                    (295)         -       (295)
Accumulated deficit                                   (44,636)    (5,164)   (49,800)
Other comprehensive loss                                 (260)         -       (260)
                                                     --------------------------------
Total stockholders' deficit                           (26,341)    (5,164)   (31,505)
                                                     --------------------------------
Total liabilities and stockholders' deficit          $ 99,125  $  (8,332)   $90,793
                                                     ================================

(1) The adjustment reflects the sale of the Whitney Group. In consideration for the sale, the Whitney Group issued to Headway a 15 percent membership interest in the Whitney Group (subject to adjustment in certain circumstances) and a promissory note in the principal amount of $2,000,000 bearing interest at the Prime Lending Rate as in effect from time to time, plus two percent per annum, which is secured by all of the interests in the Companies sold in the transaction. Headway is estimating the fair market value of the promissory note at $1,400,000 and the 15% equity interest at $45,000.

              Headway Corporate Resources, Inc. and Subsidiaries
           Proforma Unaudited Consolidated Statement of Operations
                      Nine Months Ended September 30, 2002
                (Dollars in Thousands, except per share data)

                                                   As Reported   Adjustments    Proforma
                                                                     (1)
                                                  ------------------------------------------
Revenues                                          $  202,078     $  12,623    $  189,455
Operating expenses:
Direct costs                                         163,382             -       163,382
Selling, general and administrative                   38,925        12,631        26,294
Depreciation and amortization                          1,555           284         1,271
                                                  ------------------------------------------
                                                     203,862        12,915       190,947
                                                  ------------------------------------------
Operating loss                                        (1,784)         (292)       (1,492)

Other (income) expenses:
Interest expense                                       9,376           673         8,703
Interest income                                          (53)            -           (53)
                                                  ------------------------------------------
                                                       9,323           673         8,650
                                                  ------------------------------------------
Loss before income tax benefit and cumulative        (11,107)         (965)      (10,142)
effect of accounting change

Income tax benefit                                    (3,843)         (215)       (3,628)
                                                  ------------------------------------------
Loss before cumulative effect of accounting change    (7,264)         (750)       (6,514)
Cumulative effect of accounting change               (45,000)       (8,200)      (36,800)
                                                  ------------------------------------------
Net loss                                             (52,264)       (8,950)      (43,314)

Preferred dividend requirements                       (1,592)            -        (1,592)
                                                  ------------------------------------------
Net loss available for common stockholders        $  (53,856)    $  (8,950)   $  (44,906)
                                                  ==========================================


Basic and Diluted loss per share:
Basic and diluted loss per share before
cumulative effect of accounting change            $    (0.73)    $   (0.06)   $    (0.67)
Cumulative effect of accounting change                 (3.72)        (0.68)        (3.04)
                                                  ------------------------------------------
Basic  and diluted loss per common share          $    (4.45)    $   (0.74)   $    (3.71)
                                                  ==========================================

(1)  Adjustments  exclude the  revenues  and  expenses of the  Executive  Search
Segment.

              Headway Corporate Resources, Inc. and Subsidiaries
           Proforma Unaudited Consolidated Statement of Operations
                          Year Ended December 31, 2001
                (Dollars in Thousands, except per share data)

                                                  Reported    Adjustments    Proforma
                                                    2001          (1)          2001
                                                ---------------------------------------
Revenues                                        $ 323,037     $   25,941   $ 297,096
Operating expenses:
Direct costs                                      253,354              -     253,354
Selling, general and administrative                62,587         22,655      39,932
Depreciation and amortization                       5,787            805       4,982
                                                ---------------------------------------
                                                  321,728         23,460     298,268
                                                ---------------------------------------
Operating (loss) income                             1,309          2,481      (1,172)

Other (income) expenses:
Interest expense                                   10,879            443      10,436
Interest income                                      (113)             -        (113)
                                                ---------------------------------------
                                                   10,766            443      10,323
                                                ---------------------------------------
(Loss) income before income tax (benefit)
expense                                            (9,457)         2,038     (11,495)

Income tax (benefit) expense                       (3,778)           937      (4,715)
                                                ---------------------------------------
Net (loss) income                                  (5,679)         1,101      (6,780)

Preferred dividend requirements                    (1,500)             -      (1,500)
                                                ---------------------------------------
Net (loss) income available forcommon
stockholders                                    $  (7,179)    $    1,101   $  (8,280)
                                                =======================================

Basic and diluted (loss) earnings per share:
Basic and diluted  (loss)  earnings  per common
share                                           $   (0.67)    $     0.10   $   (0.77)
                                                =======================================

(1)  Adjustments  exclude the  revenues  and  expenses of the  Executive  Search
Segment.

Exhibits

SEC Ref. No                  Title of Document                         Location
-----------                  -----------------                         --------

10.1           Purchase Agreement between Headway Corporate            Attached
               Resources, Inc., and Whitney Group, LLC dated
               March 7, 2003, without exhibits*

99.1           Headway Press Release dated March 13, 2003              Attached

* The excluded exhibits, which Headway agrees to provide supplementally to the Securities and Exchange Commission upon request, include the following:

            Exhibit A           Escrow Agreement
            Exhibit B           Secured Promissory Note
            Exhibit C           Receipt and Confirmation
            Exhibit D-1         Seller Release
            Exhibit D-2         Goldstein, Purchaser and Companies' Releases
            Exhibit E           Salans Opinion (legal opinion)
            Exhibit F           Assignment and Assumption Agreement of Third
                                Avenue Lease Obligations
            Exhibit G           Goldstein Employment Agreement
            Exhibit H           Guaranty
            Exhibit I           MCSW Opinion (legal opinion)
            Exhibit J           Budget and Cash Use Covenants
            Exhibit K           Transition Services
            Exhibit L           Purchaser's Operating Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HEADWAY CORPORATE RESOURCES, INC.


Date:  March 28, 2003      By: /s/ Philicia G. Levinson
                               Senior Vice President and Chief Financial Officer